Short-Term Investment	12 Months Ended
Dec. 31, 2025
Short-Term Investment [Abstract]
SHORT-TERM INVESTMENT

4. SHORT-TERM INVESTMENT

Short-term investment consisted of the following:

	As of December 31,
	2024	2025
	RMB	RMB
Cost	121,549,685	121,549,685
Unrealized gain	8,506,042	8,850,627

Aggregate fair value	130,055,727	130,400,312

The Company’s short-term investment represents subscription of participating shares in a segregated portfolio Company (“the Funds”) with a total subscription amount of RMB121.5 million and RMB 121.5 million (US$17.4 million) as of December 31, 2024 and 2025, respectively. The Funds were redeemable upon demand at the net asset value of the Fund. The Funds primarily invests in US Treasuries and cash management product. For the years ended December 31, 2023, 2024 and 2025, there were no gross unrealized holding losses.